SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 15, 2002



                                    NQL INC.
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)



          0-10558                                         33-0887356
   (Commission File Number)                            (I.R.S. Employer
                                                      Identification No.)


                 900 Huyler Street, Teterboro, New Jersey 07608
               (Address of Principal Executive Offices) (Zip Code)



                                 (800) 477-8586
                         (Registrant's telephone number,
                              including area code)

Item 2. Acquisition or Disposition of Assets.

     On February 13, 2002, NQL Inc. (the "Registrant") signed an Asset Sale Agreement (the "Agreement") with WhiteShark Technologies, LLC ("WhiteShark"), whereby the Registrant agreed to sell to WhiteShark the Registrant's Network Query Language (tm), and associated products and the tangible and intangible assets comprising the Registrant's Software Division, in return for the payment to the Registrant of $250,000 to be paid in cash on the closing of the Agreement. The consideration for the transactions covered by the Agreement was determined in arms' length negotiations between the Registrant and WhiteShark. Not included in the Agreement are any other assets of the Registrant including any stock interests of the Registrant. There is no relationship between the Registrant, any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer, and WhiteShark, except that the Registrant previously entered into an Asset Management Agreement dated December 21, 2001, with E-botz.com, the sole member of WhiteShark, whereby E-botz.com has been operating the assets of the Registrant's Software Division.

     In connection with the Registrant's Chapter 11 Proceeding (as defined in item 3, below), the Registrant has filed a motion to approve the transactions contemplated to be carried out pursuant to the Agreement. The motion has not yet been heard or determined by the Bankruptcy Court (as defined below).

     The execution of the WhiteShark Agreement was set forth in the Registrant's Press Release of February 15, 2002 (the "Press Release"), which is filed as
Exhibit 99.1 to this report, and which is incorporated herein by reference.

Item 3. Bankruptcy or Receivership.

     On February 15, 2002, the Registrant filed a Petition for Reorganization Under Chapter 11of the Bankruptcy Code in United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"), Case No. 02-31661 NLW (the "Chapter 11 Proceeding"). No receiver, fiscal agent or similar officer has been appointed for the Registrant in the Chapter 11 Proceeding or in any other proceeding. There has also been no confirmation of a plan of reorganization, arrangement or liquidation entered with regard to the Chapter 11 Proceeding. The filing of the Chapter 11 Proceeding was set forth in the Press Release.

Item 5. Other Events.

     On February 14, 2002, Tracey Rudd and Jason Meyer resigned as directors of the Registrant. The resignations were set forth in the Press Release.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Text of Press Release dated February 15, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NQL INC.


Date:  February 21, 2002                By:/s/ Matthew C. Harrison, Jr.
                                           ------------------------------------
                                           Matthew C. Harrison, Jr.
                                           Chairman of the Board of Directors

                                Index to Exhibits


      Exhibit                Description
      -------                -----------

       99.1           Text of Press Release dated February 15, 2002